[GRAPHIC OMITTED]


October 12, 2007



A. Farber & Partners Inc.
150 York Street, Suite #1600
Toronto, Ontario
M5H 3S5


Attention:        Mr. Allan Nackan CAo CIRP

Re:               Steelbank Tubular, Inc.
                  2495 Haines Road
                  Mississauga, Ontario
                  L4Y 1Y7


Asset Engineering Corporation (hereinafter referred to as "AEC" or the "Purchaser") and A. Farber & Partners Inc. in its capacity as Interim Receiver of the property, assets and undertakings of Steelbank Tubular Inc. (hereinafter referred to as "Receiver") hereby agree to the following terms and conditions.


1) AEC hereby makes an enbloc offer to purchase the assets of Steelbank Tubular, Inc. to include all furniture, fixtures, machinery, equipment, computers, warehouse racking, material handling equipment as inspected on a wall-to-wall, floor-to-ceiling basis, excluding all inventory (the "Purchased Assets", for the sum of $1,405,800, ONE MILLION, FOUR HUNDRED AND FIVE THOUSAND, EIGHT HUNDRED DOLLARS (the "Purchase Price").


2)   AEC does not assume  responsibility for disposal or proper treatment of any
     hazardous  materials  as  defined  by  municipal,   provincial  or  federal
     legislation.


3) AEC shall be permitted to use the name "Steelbank Tubular Inc." for the duration of the sale.




                         Asset Engineering Corporation

                8 Steelcase Road West, Markham, Ontario L3R 1B2
         905-513-8684 * 800-898-9917 / fax 905-513-1319 * 888-254-1319
                            www.assetengineering.com

A. Farber & Partners Inc.
Receiver for Steelbank Tubular Inc.
Att:   Mr. Allan Nackan
--------------------------------------------------------------------------------


4) The Receiver shall provide the free use of and exclusive unrestricted access to the serviced premises to AEC from closing date to December 21, 2007. The Receiver requires shared access to the premises during that period to effect the orderly liquidation of the inventory, collect accounts receivables and attend to the orderly removal of accounting and other pertinent documentation. The Receiver and/or designated employees of Steelbank shall be provided reasonable access to the premises, during regular business hours to effect the above activities.


5) The premises shall be left in a clean, broom-swept workman-like condition upon vacating. AEC shall be responsible for clean up and garbage removal. The Receiver shall, upon the submission of invoices or other documentation acceptable to the Receiver, reimburse AEC for clean up and garbage removal costs up to a maximum of $5,000. Any cleanup or garbage removal costs in excess of $5,000 shall be exclusively for the account of AEC.


6) The Receiver shall make best efforts to obtain a Vesting Order from the Ontario Superior Court of Justice vesting all of the Receiver and the Company's right, title and interest in the property to AEC, free and clear of and from any and all valid claims against the Purchased Assets.


7) It is agreed by AEC that there shall be no deduction from the Purchase Price in the event that the Receiver is unable to deliver the overhead cranes, crane supports and crane rails that were referenced as items 1) and
     2) on page 5 of the list of assets that was appended to the Receiver's Invitation for Offers (provided for information purposes only and not verified by the Receiver).

8) The Receiver acknowledges that AEC may be adding consignment inventory to enhance the sale. AEC shall insure all of the consignment inventory.


9) AEC reserves the right to amend its Proposals in the event that between the date of this letter and the date or proposed date of the auction or sale there occurs an event of force majeure, which is any event or occurrence not within the reasonable control of AEC, and includes, but is not limited to, acts of God, riots, civil disturbances, strikes, lock-outs, acts of war, terrorism, insurrection and the like.


10) The Additional Terms & Conditions of Sale (Attached as Schedule "A" hereto) shall apply to this transaction and shall be an integral part of the agreement between the Receiver and AEC.



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                      Steelbank Tubular Purch Proposal.doc
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
A. Farber & Partners Inc.
Receiver for Steelbank Tubular Inc.
Att:   Mr. Allan Nackan
--------------------------------------------------------------------------------


                                                   Yours truly,

                                                   Asset Engineering Corporation

                                                   per:

                                                   /s/ Nick Mourant

                                                   Nick Mourant



Accepted by:
A. FARBER & PARTNERS INC. in its capacity as Interim Receiver of the property, assets and undertakings of Steelbank Tubular Inc. and not in its personal or corporate capacity per:


/s/ Allan Nackan

Allan Nackan CA-CIRP
(authorized signing officer)



Date:          October 12, 2007
         -----------------------------------



                          Asset Engineering Corporation
                      Steelbank Tubular Purch Proposal.doc

A. Farber & Partners Inc.
Receiver for Steelbank Tubular Inc.
Att:   Mr. Allan Nackan
--------------------------------------------------------------------------------


                                  Schedule "A"

                         Additional Terms and Conditions



1. Closing. The closing of the transactions contemplated by this agreement (the "Closing") shall be subject to the receipt of the Approval Order no later than October 18, 2007, and shall take place on October 18, 2007, unless otherwise extended by agreement of the parties (the "Closing Date").

     a. "As is, Where is". The sale of Assets shall be on an "as is, where is" and "without recourse" basis. Neither the Company ------------------ nor the Receiver nor any of their respective directors, officers, employees, professional consultants or advisors, agents or representatives have or will make or grant any representations, warranties, terms, conditions, understandings or collateral agreements, express or implied, statutory or otherwise, including, without limitation, under the Sale of Goods Act (Ontario), all of which are expressly waived by the Purchaser, with respect to title, encumbrances, outstanding liens, assignability, merchantability, condition, description, present or future uses, fitness for purpose or use, quality, quantity, cost, value or the validity, invalidity, or enforceability of any patent, copyright or trade-mark right, or as to any other matter whatsoever regarding the Assets, or otherwise concerning the Assets or the right of the Receiver to sell, transfer or assign the same. The Purchaser has relied entirely on its own judgement, inspection and investigation of the Purchased Assets and acknowledges that it, at its own expense, has inspected the Purchased Assets; that it is satisfied with, and has relied entirely on, its own, inspection, investigations and judgment; and in making an offer and proceeding with and completing the purchase of the Purchased
          Assets pursuant thereto, accepts the Purchased Assets on an "as is, where is" and "without recourse" basis. Except as may otherwise be provided herein, all Purchased Assets shall be as they exist on the Closing Date without adjustment to the Purchase Price or any other terms and conditions herein for changes of any kind to the Purchased Assets, including, without limitation, changes in the condition, quality or quantity of the Purchased Assets from the date hereof to such Closing Date. The Receiver shall not be required to produce evidence as to title, other than those in its possession.

     b. Payment of the Purchase Price. The Purchaser(s) shall pay the Purchase on the Closing Date by bank draft or certified cheque.



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                      Steelbank Tubular Purch Proposal.doc
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
A. Farber & Partners Inc.
Receiver for Steelbank Tubular Inc.
Att:   Mr. Allan Nackan
--------------------------------------------------------------------------------


     c. Taxes. In addition to the balance of the Purchase Price, on the Closing Date the Purchaser(s) shall pay to the Receiver all ----- the applicable federal and provincial taxes, duties, fees or like charges exigible in connection with the sale, conveyance or transfer of the Purchased Assets together with all registration fees or other charges properly payable or exigible upon or in connection with such transaction(s), including, without limitation, all federal and provincial sales taxes, use taxes, consumption taxes, land transfer taxes and similar taxes and all goods and services taxes imposed under the Excise Tax Act (Canada) ("Taxes"), unless the necessary certificates, if applicable, in form and substance ----- satisfactory to the Receiver, to exempt the Purchaser(s) therefrom are provided to the Receiver on or before the Closing Date. The Purchaser(s) shall indemnify and save the Receiver harmless from and against any and all costs, expenses, liabilities and damages incurred or suffered by the Receiver as a result of the failure of the Purchaser(s) to pay any Taxes.

     d. Expenses. The Purchaser shall be responsible for and pay as and when required, in addition to the balance of the Purchase Price,

          (i) costs, if any, of dismantling or removing the Purchased Assets from their present location; and

          (ii) the cost of repairing any damage caused by the Purchaser(s) by dismantling or removal of the Purchased Assets from their present location. The Purchaser(s) shall repair and be liable for any damages or claims caused by or in any way arising out of such dismantling and removal of any Purchased Assets from the premises leased by the Company in any manner. Prior to the removal of any such property, the Purchaser(s) shall provide evidence satisfactory to the Receiver regarding the nature of and arrangement for the repairs to be effected to the premises subsequent to the removal of the Purchased Assets. The Receiver and the Company will not be responsible for any damages or costs whatsoever which may arise if the Purchaser(s) fails to remove such Purchased Assets. The Purchaser(s) hereby indemnifies and saves harmless the Receiver and the Company of and from any and all actions, causes of action, damages, claims, costs, losses, liabilities and other amounts which the Receiver or the Company may incur or suffer by reason of any default by the Purchaser with respect to the obligations herein.

          (v) AEC shall not be responsible for occupancy costs relative to the Premises from date of closing to December 21, 2007. Any extension of time required by AEC will be as negotiated directly between AEC and the landlord and AEC will solely be responsible for those occupancy costs.



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                      Steelbank Tubular Purch Proposal.doc
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
A. Farber & Partners Inc.
Receiver for Steelbank Tubular Inc.
Att:   Mr. Allan Nackan
--------------------------------------------------------------------------------


     e. Conditions of Closing. The obligation of the Receiver to complete the transactions contemplated by herein, shall be subject to the satisfaction of certain terms and conditions at or prior to the time of the Closing (the "Closing Time"), which conditions are for the sole benefit of the Receiver and which may be waived by the Receiver in its sole and absolute discretion, including, without limitation, that:

          (i) The representations and warranties of the Purchaser(s) made herein shall be true and correct at the Closing Time with the same force and effect as if made at and as of the Closing Time; the covenants contained herein to be performed by the Purchaser(s) at or prior to the Closing Time shall have been performed; the Purchaser(s) shall not be in breach of any agreement on its part contained herein and the Receiver shall have received certificates confirming the foregoing, signed for and on behalf of the Purchaser(s) by a duly authorized officer(s) thereof;

          (ii) All documents relating to the due authorization and completion of the transactions contemplated herein and all actions and proceedings taken at or prior to the Closing Time in connection with the performance by the Purchaser(s) of its obligations hereunder shall be satisfactory to the Receiver and its counsel, and the Receiver shall have received copies of all such documents and evidence that all such actions and proceedings have been taken as it may reasonably request in form and substance satisfactory to the Receiver and its counsel;

          (iii) The Receiver shall have received the Approval Order and an order of the Court vesting all right, title and interest in and to the Purchased Assets in and to the Purchaser(the "Vesting Order"), and any consents which it deems in its sole and absolute discretion to be necessary or admissible in connection with this agreement.

          In the event that any of the foregoing conditions are not satisfied at the Closing Time, then the Receiver in its sole and absolute discretion may either terminate this agreement without any further consequence or obligation to the Purchaser(s), or waive compliance with any such condition without prejudice to its right of termination in the event of non-fulfillment of any other condition

     f. Other Approvals and Compliance. Other than the Approval Order and Vesting Order, it shall be the sole responsibility of the Purchaser(s) to obtain, and pay the cost of obtaining, any consents, permits, licenses or other authorizations necessary or desirable for the sale, transfer or conveyance to the Purchaser(s) of the Company's and the Receiver's right, title and interest, if any, in and to the Purchased Assets. The Purchaser(s) shall assume, at its cost, complete responsibility for compliance with all municipal, provincial and federal laws insofar as the same apply to the Purchased Assets or the right, title, and interest of the Company and or the Receiver therein, if any, and use thereof by such Purchaser(s).



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                      Steelbank Tubular Purch Proposal.doc
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
A. Farber & Partners Inc.
Receiver for Steelbank Tubular Inc.
Att:   Mr. Allan Nackan
--------------------------------------------------------------------------------


     g. Conveyance. Any deed or bill of sale or assignment provided on closing shall only contain a conveyance of the Company's right, title, and interest, if any, in the Purchased Assets, and shall not contain any covenants other than a covenant that the Receiver has the right to sell the Purchased Assets and that the Receiver has done nothing to encumber the Purchased Assets.

     h. Taking Delivery. The Purchaser(s) shall take delivery of the Purchased Assets where situated immediately upon closing at the Closing Time. Unless otherwise agreed between the Purchaser(s) and the Landlord of the premises in which the Purchased Assets are situated (the "Premises"), the Purchaser(s) agrees to have the Purchased Assets removed from the Premises by no later than December 21, 2007. The Premises shall be left in a clean, broom swept condition.

     i. Risk. Prior to the Closing Time, the Purchased Assets shall be and remain in the possession of and at the risk of the ------- Company, and the Company will hold all policies of insurance effected thereon and the proceeds thereof for the Company. After the Closing Time, the Purchased Assets shall be at the sole risk of the Purchaser(s). In the event of theft or substantial damage to the Purchased Assets occurring before the Closing Time the Purchaser may either have the proceeds of insurance and complete this agreement or may cancel this agreement and have all monies paid returned without interest, deduction, costs or compensation whatsoever. Where any damage is not substantial, the Purchaser shall be obliged to complete the purchase and shall be entitled to the proceeds of insurance referable to such damage, but not to any other costs or compensation whatsoever, and the Purchaser shall have no claim or cause of action against the Receiver or the Company.

     j. Receiver Obligation to Close. The obligation of the Receiver to complete a sale of the Purchased Assets shall be relieved if, on or before the Closing Time, the assets which are the subject of the sale have been removed from the control of the Receiver by any means or process, enjoined, or any asset is redeemed whereupon the only obligation of the Receiver shall be return the applicable deposit, without interest, deduction, costs, or compensation. In this event, the Receiver shall have no further obligation to the Purchaser(s).

     k. Representations and Warranties. The Purchaser(s) shall make certain representations and warranties, including, without limitation that:

          (i) It is a corporation duly incorporated, organized and subsisting and in good standing under the laws of its jurisdiction of incorporation;

          (ii) It is not a non-resident of Canada as defined in the Investment Canada Act or the Income Tax Act (Canada).

          (iii) It has the corporate power and authority to enter into and perform its obligations under this agreement and all necessary actions and approvals have been taken or obtained by the Purchaser(s) to authorize the creation, execution, delivery and



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                      Steelbank Tubular Purch Proposal.doc
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
A. Farber & Partners Inc.
Receiver for Steelbank Tubular Inc.
Att:   Mr. Allan Nackan
--------------------------------------------------------------------------------


               performance of this agreement; the agreement has been duly executed and delivered by the Purchaser(s) and constitutes a legal, valid and binding obligation of the Purchaser(s); and the agreement is enforceable against the Purchaser(s) in accordance with its terms.

     l. Merger. The Terms and Conditions herein as well as the terms of this agreement shall not merge on the closing of the transaction but shall survive such closing and remain in full force and effect and be binding on the Purchaser(s) thereafter.

     m. Further Assurances. Each of the parties shall, from time to time, before and after the Closing Date, at the expense and request of the other, take or cause to be taken such actions and execute and deliver or cause to be executed and delivered to the other such documents or future assurances as may be reasonably necessary to give effect to this agreement.

     n. Assignment. The Purchaser(s) shall not assign its rights and obligations under this agreement without the written consent of the Receiver, which may be withheld on the Receiver's sole and absolute discretion.

     o. Entire Agreement. This agreement shall constitute the entire agreement between the parties to it pertaining to the subject matter thereof and shall supersede all prior and contemporaneous agreements, understandings, negotiations and discussions, whether oral or written, of the parties and there shall be no agreements or understandings between the parties in connection with the subject matter thereof except as specifically set forth herein.

     p. Governing Law. The validity and interpretation this agreement shall be governed by the laws of Ontario and the laws of Canada applicable in therein.

     q. Confidentiality Agreement. The Purchaser acknowledges that it is bound by the terms of the Confidentiality Agreement.

     r. Commission. No commission or brokerage fee of any kind whatsoever shall be paid by the Receiver to any person acting as agent, broker, intermediary or in any other capacity for the Purchaser.

     s. Receiver's Capacity. The Receiver is acting solely in its capacity as receiver of the assets, property and undertaking of the Company and shall have no personal or corporate liability of any kind whatsoever, whether in contract or in tort or otherwise, in connection herewith or the transactions contemplated hereby.

     t.   Time. Time is of the essence.



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